INDEPENDENT AUDITORS’ CONSENT

We consent to the use in this Amendment No. 2 to Registration Statement No. 333-124937 of our report dated December 23, 2003 relating to the financial statements of Kozhan LLP (which report expresses an unqualified opinion and includes an explanatory paragraph referring to Kozhan LLP’s status as a development stage enterprise) appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the use in this Amendment No. 2 to Registration Statement No. 333-124937 of our report dated April 30, 2004 except for Note 17, as to which the date is July 5, 2004 relating to the financial statements of Vector Energy West LLP (which report expresses an unqualified opinion and includes explanatory paragraphs referring to substantial doubt about Vector Energy West LLP’s ability to continue as a going concern and status as a development stage enterprise) appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading “Interest of Named Experts” in such Prospectus.

/s/ Deloitte & Touche

TOO Deloitte & Touche

Almaty, Kazakhstan

December 16, 2005